                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)    December 1, 1995
                                                  --------------------

                           OXIS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


DELAWARE                            0-8092                      94-1620407
--------------------------------------------------------------------------------
(STATE OR OTHER            (COMMISSION FILE NUMBER)       (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION)

           6040 N. Cutter Circle, Suite 317, Portland, OR    97217
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


Registrant's telephone number, including area code.   (508) 283-3911
                                                     ----------------


--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                            Total number of sequentially
                                            numbered pages:         20
                                                                   ----

                                            Exhibit Index at page:   4
                                                                   ----

ITEM 5.   OTHER EVENTS
          ------------

     Effective December 1, 1995, OXIS International, Inc. ("OXIS") sold convertible debentures initially convertible into an aggregate of 960,000 shares of its Common Stock, and warrants to purchase an aggregate of 192,000 shares of its Common Stock in a private placement to offshore investors for an aggregate consideration of $1,200,000. An additional $55,000 was raised by an additional sale of such debentures and warrants effective December 20, 1995. The securities sold (including the underlying Common Stock) are not registered under the Securities Act of 1933, as amended, and may not be re-offered or re-sold absent registration under the Securities Act or available exemptions from such registration requirements.

     A copy of the Press Release with respect to the December 1, 1995 transaction is attached as an exhibit to this report. A copy of the form of debenture and the form of warrant issued in the above offering are attached as exhibits to this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
          ------------------------------------------------------------------

     (c)  Exhibits

99.1  Press Release, dated December 4, 1995.

99.2  Form of 8% Convertible Subordinated Debenture Due December 31, 1997.

99.3  Form of Warrant to Purchase Common Stock.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      OXIS INTERNATIONAL, INC.
                                      (Registrant)


Dated: January 2, 1996           By:     /s/ Anna D. Barker
                                      -----------------------------------
                                         Anna D. Barker
                                         President and Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------


                                                                Page No. in
                                                           sequentially numbered
Exhibit No.                        Description                 current report
-----------                        -----------                 --------------
    99.1         Press Release dated December 4, 1995.                 5

    99.2         Form of 8% Convertible Subordinated                   6
                 Debenture Due December 31, 1997.

    99.3         Form of Warrant to Purchase Common Stock.            12